EXHIBIT 10.48
DESERT MINERALS, INC./CHARLES JACKSON, et al.

                                 EXPLORATION AGREEMENT AND OPTION TO LEASE

                                             Table of Contents


1.       Description of Property/Grant of Exploration Rights................  1
         ---------------------------------------------------

2.       Term..............................................................  1
         ----

3.       Consideration.....................................................  1
         -------------

4.       Conduct of Operations.............................................  2
         ---------------------

5.       Notice............................................................  2
         ------

6.       Termination.......................................................  3
         -----------

7.       Insurance.........................................................  3
         ---------

8.       Indemnity.........................................................  3
         ---------

9.       Compliance With Laws..............................................  3
         --------------------

10.      Option to Lease...................................................  4
         ---------------

11.      Removal of Property...............................................  4
         -------------------

12.      Information.......................................................  4
         -----------

13.      Default and Termination...........................................  5
         -----------------------

         13.1     Default..................................................  5
                  -------

                  13.1.1   Breach of Covenants.............................  5
                           -------------------
                  13.1.2   Assignments.....................................  5
                           -----------
                  13.1.3   Bankruptcy......................................  5
                           ----------
                  13.1.4   Receivership....................................  6
                           ------------
                  13.1.5   Attachment......................................  6
                           ----------

         13.2     Remedies.................................................  6
                  --------

14.      Inurement.........................................................  6
         ---------

15.      Force Majeure.....................................................  6
         -------------

16.      Title.............................................................  7
         -----

17.      Counterparts......................................................  7
         ------------

18.      Complete Agreement.................................................  7
         ------------------

19.      Recordation........................................................  8
         -----------

DESERT MINERALS, INC./CHARLES JACKSON, et al.

                    EXPLORATION AGREEMENT AND OPTION TO LEASE


         This Agreement is made and effective as of the ___ day of _______________, 19__, by and between CHARLES JACKSON, MARIE UNRUH, JAMES HOPKINS, SR., TRACY HOPKINS, RICK JACKSON, MARA JACKSON, PAUL JACKSON and JARED JACKSON (hereinafter referred to as "LICENSOR") and DESERT MINERALS, INC., a Delaware corporation, (hereinafter referred to as "LICENSEE"), agree as follows:

20. Description of Property/Grant of Exploration Rights.
         LICENSOR is the owner of all or part of the unpatented placer mining claims described in EXHIBIT "A" attached hereto. LICENSOR grants to LICENSEE the exclusive right to explore LICENSOR's ownership interest in the property set forth in EXHIBIT "A" (LICENSOR's interest is hereinafter referred to as the "PREMISES").
         21.      Term.
         The term of this Agreement shall be five (5) years, unless terminated earlier or extended. LICENSEE shall have the right to extend for two additional five (5) year terms upon the payment of Five Hundred Dollars ($500.00) for each such extension.
         22.      Consideration.
         In consideration for the granting of the exploration rights set forth herein, LICENSEE agrees to pay to LICENSOR each year in which this Agreement is in effect on or before the anniversary date, the sum of Five Hundred Dollars ($500.00). Upon execution of this Agreement, LICENSEE shall pay the sum of One Thousand Dollars ($1,000.00) which shall be full consideration for the

DESERT MINERALS, INC./CHARLES JACKSON, et al.

                    EXPLORATION AGREEMENT AND OPTION TO LEASE



first and second year's payments. LICENSORS authorize Rick Jackson to receive such payments for them, for their benefit, as follows:
                  Rick Jackson
                  P.O. Box 874
                  Jacksonville, OR 97530

         23.      Conduct of Operations.
         During the term of this Agreement, LICENSEE shall have possession of, and free and unrestricted access to, the PREMISES and shall have the right to explore, investigate, measure, sample (including bulk sample), examine, test, work, use, manage, control and develop the PREMISES. LICENSOR shall receive an accounting and production royalty, pursuant to the terms of the Mining Lease attached hereto as EXHIBIT "B", for all ores, minerals and concentrates removed and sold from the PREMISES. LICENSEE may trench or drill any part of the PREMISES, may rehabilitate existing mine workings, construct new workings, and may erect, construct, use, and maintain on the PREMISES such roads, building structures, equipment and machinery as in its sole discretion it may deem necessary to its operations.
         24.      Notice.
         Any notices required or permitted to be given to LICENSOR or LICENSEE hereunder shall be given in the manner provided herein and be considered as delivered and received when the same are delivered in person or received by the addressee following deposit in the United States mail by registered mail, return receipt requested, with postage prepaid. All notices given hereunder shall be addressed to the persons and addresses given below or such other persons or addresses as the parties may designate from time to time. Any change in the names and/or addresses of the persons

DESERT MINERALS, INC./CHARLES JACKSON, et al.

                    EXPLORATION AGREEMENT AND OPTION TO LEASE



listed below shall be effective thirty (30) days from the giving of the notice to the other party as provided herein.
LICENSEE:                  Desert Minerals, Inc.
                           c/o LS Capital Corporation
                           15915 Katy Freeway, Suite 250
                           Houston, TX 77094
LICENSOR:                  Rick Jackson
--------
                           P.O. Box 874
                           Jacksonville, OR 97530


         25.      Termination.
         Upon termination or surrender under the terms of this License, all rights of LICENSEE under this Agreement, except as provided in Paragraph 11., shall terminate and all payments heretofore made under this Agreement shall be retained by LICENSOR as full compensation, as rental, for the use and occupancy of said PREMISES and as consideration for which this Agreement is given.
         26.      Insurance.
         LICENSEE shall, at its sole expense, cause to be issued and maintained during the term of this Agreement, or any extension thereof, workmen's compensation insurance coverage in accordance with the provisions of California law.
         27.      Indemnity.
         LICENSEE shall protect and indemnify and hold LICENSOR harmless from and against any and all claims, actions or causes of action, including, without limitation, employees of LICENSEE, contractors and employees of contractors of LICENSEE, for injury to or death of persons or damage to property arising out of or in connection with LICENSEE's exploration activities.

DESERT MINERALS, INC./CHARLES JACKSON, et al.

                    EXPLORATION AGREEMENT AND OPTION TO LEASE



         28.      Compliance With Laws.
         LICENSEE shall conduct all exploration activities in full compliance with the applicable laws and regulations of the State of California and the United States of America including, but not limited to, the provisions of the Federal Land Management and Policy Act of 1976 and the regulations promulgated pursuant thereto.
         29.      Option to Lease.
         During the term of this Agreement, or during the term of any extension hereof, LICENSEE may exercise an option to lease the PREMISES pursuant to the terms and conditions set forth in the Mining Lease attached hereto as EXHIBIT "B" and made a part hereof as though set forth in its entirety. The option to lease shall be deemed exercised when LICENSOR has received a certified check in the amount of Five Thousand Dollars ($5,000.00), together with two (2) copies of EXHIBIT "B" that have been executed by LICENSEE. LICENSOR shall sign one copy and return it promptly to LICENSEE. If LICENSOR is the owner at the date of exercise of this option of less than one hundred percent (100%) of the title to the PREMISES, LICENSOR shall receive an amount equal to LICENSOR's percentage ownership multiplied by Five Thousand Dollars ($5,000.00) pursuant to this paragraph.
         30.      Removal of Property.
         LICENSEE shall have, and it is hereby given and granted, ninety (90) days after a valid forfeiture, surrender, or other termination of this Agreement, to remove from the PREMISES all machinery, equipment, personal property and improvements erected or placed in or upon the said property by

DESERT MINERALS, INC./CHARLES JACKSON, et al.

                    EXPLORATION AGREEMENT AND OPTION TO LEASE



it. If not so removed by LICENSEE within said ninety (90) day period, titles to unremoved property will then vest in LICENSOR.
         31.      Information.
                  31.1 If the Option to Lease contained in Paragraph 10 is not exercised and this Agreement is terminated, LICENSOR may, within ninety (90) days, request, and if requested, LICENSEE shall supply LICENSOR copies of all Information as defined below. As used in this Agreement, "Information" shall mean all geological, geophysical and geochemical data, maps and reports, whether acquired, generated or compiled by or for LICENSEE. LICENSEE warrants that all information supplied to LICENSOR pursuant to the terms of this provision shall be true and accurate copies of the Information acquired, generated or compiled by or for LICENSEE; provided, however, that LICENSEE does not warrant that the data contained therein is an accurate interpretation of the geology described therein.
                  31.2 Any and all data, information, reports and samples provided by LICENSEE to LICENSOR under the terms of this Agreement shall be treated and held confidential for the term of this Agreement, and for the term of the Mining Lease attached as EXHIBIT "B", if LICENSEE should exercise its Option to Lease.
         32.      Default and Termination.
                  32.1     Default.
                  The occurrence of any of the following events shall constitute an event of default on the part of LICENSEE:
                           32.1.1      Breach of Covenants.

DESERT MINERALS, INC./CHARLES JACKSON, et al.

                    EXPLORATION AGREEMENT AND OPTION TO LEASE



Failure (i) to perform any of LICENSEE's covenants hereunder, including, but not limited to the failure to make a payment under Paragraph 3 herein, and (ii) to remedy such failure within ninety (90) days after written demand is made therefor. 32.1.2 Assignments. The making of a general assignment by LICENSEE for the benefit of creditors. 32.1.3 Bankruptcy. The filing of any form of voluntary petition in bankruptcy by LICENSEE, or the filing of an involuntary petition by LICENSEE's creditors, if such petition remains undischarged for a period of thirty (30) days. 32.1.4 Receivership. The appointment of a receiver to take possession of substantially all of LICENSEE's assets or of the interest held by LICENSEE under this Agreement, if such receivership remains undissolved for a period of thirty (30) days. 32.1.5 Attachment. The attachment or other judicial seizure of substantially all of LICENSEE's assets or of the interest held under this Agreement, if such attachment or other seizure remains un dismissed or undischarged for a period of thirty (30) days after the levy thereof. 32.2 Remedies. In the event of the occurrence of any event of default mentioned in Paragraph 13.1 hereof, LICENSOR shall have the right, so long as default continues, to immediately terminate this Agreement by giving LICENSEE written notice of such termination.
                                              Page 6 of 8

DESERT MINERALS, INC./CHARLES JACKSON, et al.

                    EXPLORATION AGREEMENT AND OPTION TO LEASE



         33.      Inurement.
         All covenants, conditions, limitations and provisions herein contained apply and are binding upon the parties hereto and their heirs, devisees, successors and assigns.
         34.      Force Majeure.
         If, because of force majeure, LICENSEE is unable to carry out any of its obligations under this Agreement, the obligation of LICENSEE shall be excused to the extent made necessary by such force majeure and this Agreement shall be extended by a length of time equal to its continuance not to exceed maximum term permitted by law. The term "force majeure" as used herein shall include, but not be limited to, acts of God, acts of civil or military authority, acts of war or the public enemy, legislation, acts or orders of any court, acts or failure to act of regulatory agencies or administrative bodies having jurisdiction with respect to the performance of this Agreement, insurrections, riots, strikes, boycotts or other labor disturbances, fire, flood, windstorm, explosion and other causes not within the reasonable control of the parties directly affected and claiming suspension of its obligation whether or not like or similar to the causes or occurrences specifically enumerated above.
         35.      Title.
         Each LICENSOR covenants that said LICENSOR now owns and is in actual possession of an undivided one-eighth interest in the PREMISES free and clear from all former grants, sales, liens, or encumbrances of any kind, and that there are no delinquent taxes; and agrees to furnish LICENSEE upon request such abstracts, deeds, or other evidence of title as may be in LICENSOR's possession and control. LICENSEE may elect to correct any defects it determines

DESERT MINERALS, INC./CHARLES JACKSON, et al.

                    EXPLORATION AGREEMENT AND OPTION TO LEASE



exist in title to the PREMISES, including, but not limited to, amendment, relinquishment, relocation of existing claims and location of additional claims over fractions within the PREMISES.
         36.      Counterparts.
         This Agreement may be signed in counterparts and shall be deemed effective when all parties have executed this Agreement or any counterpart thereof.
         37.      Complete Agreement.
         This Agreement and all the terms and covenants contained herein are deemed to be the complete and unequivocal written agreement of the parties and no other agreements, either written or oral, are contemplated with respect to said PREMISES.
         38.      Recordation.
         This Agreement shall not be recorded, however, the Memorandum of Exploration Agreement with Option to Lease attached hereto as EXHIBIT "C" shall be executed and recorded promptly following the execution of this Agreement.
LICENSOR:
-----------------------------------
CHARLES JACKSON

-----------------------------------
MARIE UNRUH

-----------------------------------
JAMES HOPKINS, SR.

-----------------------------------
TRACY HOPKINS

DESERT MINERALS, INC./CHARLES JACKSON, et al.

                    EXPLORATION AGREEMENT AND OPTION TO LEASE



-----------------------------------
RICK JACKSON

-----------------------------------
MARA JACKSON

-----------------------------------
PAUL JACKSON

-----------------------------------
JARED JACKSON



LICENSEE:

DESERT MINERALS, INC.

By ____________________________________
Paul J. Montle
Its Vice-President

                                   EXHIBIT "A"

                         UNPATENTED PLACER MINING CLAIMS

                       Located in Inyo County, California



                                                                                        Inyo County
                                            Township/Range             Date of            Document
Claim Name             Section                   SBB&M                Location             Number               CAMC

OBOE #66                 10                   21 N./7 E.               4-30-95             95-1475             265730
      Amended                                                                              97-1702

OBOE #67                 10                   21 N./7 E.               4-30-95             95-1476             265731
      Amended                                                                              97-1703

OBOE #68                 10                   21 N./7 E.               4-30-95             95-1477             265732
      Amended                                                                              97-1704

OBOE #69                 10                   21 N./7 E.               4-30-95             95-1478             265733
      Amended                                                                              97-1705

OBOE #70                 15                   21 N./7 E.               4-30-95             95-1479             265734
      Amended                                                                              97-1706

OBOE #71                 15                   21 N./7 E.               4-30-95             95-1480             265735
      Amended                                                                              97-1707

OBOE #72                 15                   21 N./7 E.               4-30-95             95-1481             265736
      Amended                                                                              97-1708

OBOE #73                 15                   21 N./7 E.               4-30-95             95-1482             265737
      Amended                                                                              97-1709

OBOE #74                 22                   21 N./7 E.               4-30-95             95-1483             265738
      Amended                                                                              97-1710

OBOE #75                 22                   21 N./7 E.               4-30-95             95-1484             265739
      Amended                                                                              97-1711

OBOE #76                 22                   21 N./7 E.               4-30-95             95-1485             265740
      Amended                                                                              97-1712

OBOE #77                 22                   21 N./7 E.               4-30-95             95-1486             265741
      Amended                                                                              97-1713

                                              Page 10 of 8

                                                             10


OBOE #82                 16                   21 N./7 E.               2-26-96             96-0978             268344
      Amended                                                                              96-3080

OBOE #83                 21                   21 N./7 E.               2-26-96             96-0979             268345
      Amended                                                                              96-3081

OBOE #84                 24                   21 N./6 E.               2-26-96             96-0980             268346
      Amended                                                                              96-3082
      Amended                                                                              97-1714

OBOE #85                 24                   21 N./6 E.               2-26-96             96-0981             268347
      Amended                                                                              96-3083
      Amended                                                                              97-1715

                                   EXHIBIT "B"

                                  MINING LEASE

      This Agreement is made and effective as of the ___ day of _______________, 19__, by and between CHARLES JACKSON, MARIE UNRUH, JAMES HOPKINS, SR., TRACY HOPKINS, RICK JACKSON, MARA JACKSON, PAUL JACKSON and JARED JACKSON (hereafter referred to as "LESSOR"), and DESERT MINERALS, INC., a Delaware corporation, (hereafter "LESSEE").
      1.      DESCRIPTION OF PROPERTY.
      LESSOR is the owner of all or part of the unpatented placer mining claims described on EXHIBIT "A" attached hereto.
      2.           GRANT OF LEASE.
                          2.1  LESSOR  hereby  leases   exclusively  to  LESSEE,
subject to the terms and conditions hereinafter expressed,
LESSOR's interest in the property set forth in EXHIBIT "A" attached hereto (LESSOR's interest is hereafter referred to as "LEASED PROPERTY").
                        2.2 This lease is granted for the purpose of the exploration, development, and mining of the LEASED PROPERTY for minerals as may be found therein (hereinafter referred to as the "Leased Minerals"). LESSEE is hereby granted the exclusive right to enter into possession of the LEASED PROPERTY, and during the term of this lease, to remain in possession thereof, and to develop, mine, operate and use the property and any surface or underground rights, including but not limited to access, and water or water rights, and to mine, extract and remove from the LEASED PROPERTY the Leased Minerals and to treat, mill, ship, sell or otherwise dispose of the same and receive the full proceeds thereof (subject to the obligation of royalty payment as specified below); and to construct, use and operate thereon and therein structures, excavations, roads, equipment and other im provements or facilities which LESSEE shall deem reasonably required for, or in connection with, the full enjoyment of the rights and interests granted to LESSEE by this lease.
      3.           TERM OF LEASE.
      The term of this Mining Lease shall be for twenty (20) years from and after the date of this lease and for so long thereafter as LESSEE is in production on properties located within a five (5) mile radius of the nearest LEASED PROPERTY. For purposes of this paragraph, production shall be defined as the processing of ore. LESSEE may terminate this lease at any time by delivery to LESSOR of a quitclaim deed to the LEASED PROPERTY, provided that LESSEE is not then in default under the terms of this lease.
      4.    ROYALTIES AND CONSIDERATION.
                        4.1            Advance Minimum Royalty.
      LESSEE shall pay to LESSOR advance minimum royalties as follows:
           a)       Upon execution of this agreement                  $1,000.00
           b)       On or before the anniversary date
                             and each anniversary date thereafter     $1,000.00
                        4.2              Production Royalties.

4.2.1A production royalty for all minerals mined, removed, and sold from the property set forth in EXHIBIT "A" equal to 2.5 percent (2.5%) of the Smelter Returns shall be calculated. LESSOR, as defined in this Agreement, shall receive a percentage of the production royalty calculated equal to LESSOR's actual ownership interest of the property described in EXHIBIT "A". 4.2.2The term "Smelter Returns" shall be defined to be the gross amount received from the sale of valuable minerals after recovery of all exploration, development, and capital costs and less all taxes levied, incurred or imposed on the sale, severance or production of such minerals and less costs of extraction, mining, milling, treating, transportation to the smelter and/or refinery, smelting and refining charges and costs of sale. 4.3 Manner of Payment. 4.3.1All minerals mined, removed and extracted from the LEASED PROPERTY shall be sold under the name of LESSEE and a royalty settlement sheet accounting for such transactions shall be furnished to LESSOR on or before the twenty-fifth (25th) day of the next succeeding calendar month for all sales made and received during the preceding calendar quarter. All production royalty payments, accompanied by a settlement sheet required by this lease, shall be made to LESSOR at the address set forth in Paragraph 12.1 below, or such other person or address as LESSOR shall designate by written notice pursuant to the provisions of Paragraph 8 by mail or personal delivery. LESSEE shall receive a cumulative credit against production royalties for all minimum royalties paid pursuant to this lease agreement regardless of the year in which said minimum royalties are paid and production royalties shall not be payable until the production royalty set forth in Paragraph 4.2 exceeds the cumulative sums paid by LESSEE pursuant to Paragraph
4.1. If the Leased Minerals are sold to, or processed by, a smelter or refinery owned, operated, affiliated with or controlled by LESSEE, in no event shall the royalties computed herein be less than would have been paid had the ore been sold to or processed by a major smelter or refinery not owned, operated, affiliated with, or controlled by LESSEE. Page 13 of 8

      5.    CONDUCT OF MINING OPERATIONS.
                        5.1                    General.
                          LESSEE shall conduct, and cause all mining activities
to be conducted in a prudent,
workmanlike, miner-like manner in accordance with established mining practices.
                        5.2               Commingling of Ore.
LESSEE may commingle ore from the LEASED PROPERTY with ore from other properties, either before or after concentration or beneficiation, provided that the method and procedures LESSEE uses to commingle the ore and to determine the weight and grade of the ore removed from the LEASED PROPERTY and of the ore with which it is commingled shall be a method recognized by the mining industry and conducted in accordance with generally accepted accounting principles. LESSEE shall use that method to determine weight and grade and to allocate net returns from the commingled ore between the LEASED PROPERTY and the other properties from which the other commingled ore was removed and to assure that the share of production received by LESSOR is representative of the ore that was produced from the LEASED PROPERTY. All such weight, grade and allocation calculations by LESSEE shall be done in accordance with generally accepted accounting principles and in a manner recognized by the mining industry as practical and sufficient at that time. If it is impractical to determine which portions of any of the costs and expenses described in Paragraph 4.2.2 above are directly attributable to ore removed from the LEASED PROPERTY, such costs and expenses shall be allocated on a straight-line, per-ton basis among all ores that give rise to those expenses, in accordance with acceptable accounting standards.
                        5.3              Cross-Mining Rights.
      LESSEE is hereby granted the right, if it so desires, to mine or remove from the LEASED PROPERTY any ores, waste, water and other materials existing therein or thereon or in any part thereof, through or by means of shafts, openings or pits which may be sunk or made upon other property owned, controlled, or operated by or for LESSEE (hereinafter "Other Property"). LESSEE also may stockpile any ores, waste, or other materials and/or concentrated products of ores or materials (collectively "Products") from the LEASED PROPERTY, or any part thereof, upon stockpile grounds situated upon such Other Property. In the event LESSEE stockpiles Products from the LEASED PROPERTY on Other Properties, LESSEE shall execute or cause to be executed such instruments as LESSOR may reasonably request in writing to evidence LESSOR's royalty interest in the Products so stockpiled. Any such instrument executed by LESSEE, however, expressly shall acknowledge LESSEE's right to sell the stockpiled Products. LESSEE also, if it so desires, may use the LEASED PROPERTY and any shafts, openings, pits and stockpile grounds sunk or made for the mining, removal and/or stockpiling of any Products from the LEASED PROPERTY and/or from the Other Property, or for any purpose or purposes connected therewith, provided, however, that such use of the LEASED PROPERTY does not prevent or interfere with the mining or removal of ore from the LEASED PROPERTY.
      6.    RECORDS AND BOOKS OF ACCOUNT.
                        6.1                Books of Account.
      LESSEE shall keep complete, true and proper books and records of account showing all minerals mined and removed from the LEASED PROPERTY and recording all sales, transfers, conveyances or other dispositions of ores, minerals or other materials taken from the LEASED PROPERTY in accordance with generally accepted accounting principles. Said books and records shall be open to examination by LESSOR or its duly authorized representative during regular business hours and shall include any and all documents necessary to establish a gross selling price of the ores, minerals or other materials taken from the Leased Premises. LESSOR is hereby granted the right at LESSOR's expense to examine and make a copy or copies of said books or records or any portion thereof.

                        6.2                   Inspection.
LESSOR or its duly authorized agents shall have, following advanced notice, the right at reasonable times under reasonable circumstances to enter upon the LEASED PROPERTY for the purpose of inspecting operations and work being performed by LESSEE pursuant to this lease. Such entry shall be at LESSOR's risk and LESSEE shall not be liable for injury to LESSOR unless such injury is caused by the willful or grossly negligent conduct of LESSEE. 7. PROTECTING FROM LIENS AND TAXES. 7.1 LESSEE shall keep the subject premises and every part thereof free and clear of any and all liens and encumbrances for work performed upon the subject premises, or for materials furnished to it while this agreement remains in force and effect. 7.2 LESSEE shall pay not later than ten (10) days before due, one hundred percent (100%) of all taxes and assessments that may be levied or assessed against the premises, including all taxes that may be levied or assessed as a direct or indirect result of LESSEE's mining activities, and including, but not limited to, taxes on the mineral estate, real property improvements and personal property and possessory interest taxes. LESSOR shall forward to LESSEE, upon receipt, all notices of taxes and assessments due. LESSOR shall be responsible for payment of all taxes or assessments due as a result of its activities. 8. NOTICE. Any notices required or permitted to be given to LESSOR or LESSEE hereunder shall be considered as delivered when received by the parties to whom they shall be directed. Notice shall be given by personal delivery or by registered mail, postage prepaid and return receipt requested, addressed to the persons and addresses given below or to such other person or address as the parties may designate by written notice from time to time.
                                              Page 16 of 8

LICENSEE:                                Desert Minerals, Inc.
                                      c/o LS Capital Corporation
                                     15915 Katy Freeway, Suite 250
                                           Houston, TX 77094


LICENSOR:                                    Rick Jackson
                                             P.O. Box 874
                                        Jacksonville, OR 97530


      Changes in the above names and addresses shall be effected by sending notice as set forth herein and said change shall be effective fifteen (15) days from receipt thereof.
      9.          WASTE AND REFUSE.
      LESSEE agrees to dispose of refuse from all mining activities conducted pursuant to this lease in accordance with good mining practice and in accordance with the provisions of applicable ordinances, laws and regulations.
      10.            INSURANCE.
      LESSEE shall, at its sole cost and expense, cause to be issued and maintained during the term of this lease or any extension thereof workers' compensation insurance coverage in accordance with the provisions of California law.
      11.       COMPLIANCE WITH LAWS.
      LESSEE shall conduct and cause to be conducted all mining activities in full compliance with the applicable laws of the State of California and the United States of America.
      12.              TITLE.
                        12.1Each LESSOR warrants that said LESSOR is the owner of an undivided 1/8th interest in the LEASED
PROPERTY and that there are no defects in LESSOR's title which would affect LESSEE's right to possession and use pursuant to the terms of this lease.
      LESSORS authorize Rick Jackson to receive all payments for them, for their benefit, as follows:

                                             Rick Jackson
                                             P.O. Box 874
                                        Jacksonville, OR 97530

                        12.2 In the event that any defect in LESSOR's title is determined to exist, LESSOR shall, at its sole cost and expense, take such steps as may be required, including, but not limited to, the commencement of litigation, the location of additional claims, relinquishment, amendment or relocation of existing claims held by LESSOR. In the event LESSOR fails or refuses to take or complete appropriate steps to correct any defect in LESSOR's title, LESSEE may elect to correct such defect and deduct the cost of such correction, including attorneys fees, from the payment obligations contained in this lease. LESSEE also may make such deductions for costs or corrections to title to the LEASED PROPERTY incurred by LESSEE prior to the date of this Lease.
                        12.3In the event it is determined that LESSOR owns less than one hundred percent (100%) of the LEASED
PROPERTY, then LESSOR's rights under this Agreement shall be adjusted so as to reflect the actual interest owned. It is the intention of the parties that the full ownership of LESSOR be included in this Mining Lease.
      13.     DEFAULT AND TERMINATION.
                        13.1                   Default.
The occurrence of any of the following events shall constitute an event of default on the part of LESSEE:
13.1.Breach of Covenants. Failure (i) to perform any of LESSEE's covenants hereunder, and (ii) to remedy such failure within ninety (90) days after written demand is made therefore. 13.1.2 Assignments. The making of a general assignment by LESSEE for the benefit of creditors. 13.1.3 Bankruptcy.
                                              Page 18 of 8

The filing of any form of voluntary petition in bankruptcy by LESSEE, or the filing of an involuntary petition by LESSEE's creditors, if such petition remains undischarged for a period of thirty (30) days. 13.1.4 Receivership. The appointment of a receiver to take possession of substantially all of LESSEE's assets or of the interest held by LESSEE under this lease, if such receivership remains undissolved for a period of thirty (30) days. 13.1.5 Attachment. The attachment or other judicial seizure of substantially all of LESSEE's assets or of the interest held under this lease, if such attachment or other seizure remains undismissed or undischarged for a period of thirty (30) days after the levy thereof. 13.2 Remedies. 13.2.1 Termination. In the event of the occurrence of any event of default mentioned in Paragraph 13.1 hereof, LESSOR, shall have the right, so long as default continues, to immediately terminate this lease by giving LESSEE written notice of such termination. 13.2.2 Eviction. In the event of any such termination of this lease, LESSOR may then or at any time thereafter, re-enter the LEASED PROPERTY, or any part thereof, and expel or remove therefrom LESSEE and any other person occupying the same, using such force as may be necessary so to do, and again repossess and enjoy the LEASED PROPERTY, without prejudice to any other remedies that LESSOR may have under this lease, or at law or equity, by reason of LESSEE's default or of such termination.
                                              Page 19 of 8

13.2.3 Damages. In the event of any such termination of this lease, LESSOR shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the Civil Code of the State of California. 13.2.4 Remedies of LESSOR. In the event LESSEE breaches this lease and abandons the LEASED PROPERTY, LESSOR shall have all of the remedies of a landlord provided by the Civil Code of the State of California. 13.2.5 Default by Landlord. In the event of default by LESSOR, LESSEE shall have all of the remedies of a tenant provided by the laws of the State of California. 13.3 Termination by LESSEE. This agreement may be terminated by LESSEE at any time by the giving of three (3) months written notice. 13.4 Information.
                  Upon termination of this Agreement LESSEE shall (upon the request of LESSOR made within 60 days of termination) provide LESSOR with copies of all Information as defined below. As used in this Agreement, "Information" shall mean all geological, geophysical and geochemical data, all laboratory testing results, maps and reports, whether acquired, generated or compiled by or for LESSEE. LESSEE warrants that all Information supplied to LESSOR pursuant to the terms of this provision shall be true and accurate copies of the Information acquired, generated or compiled by or for LESSEE; provided, however, that LESSEE does not warrant that the data contained therein is an accurate interpretation of the geology described therein.

13.4.1 Upon execution of this Agreement, LESSOR shall provide LESSEE access to all geologic, geophysical and geochemical data concerning the LEASED PROPERTY which has been acquired, generated, or compiled by LESSOR. 13.4.2 Any and all data, information, reports and samples provided by LESSEE to LESSOR under the terms of this Agreement shall be treated and held confidential for the term of this Agreement.
         14.      FORCE MAJEURE.
         The failure to perform or comply with any of the covenants or conditions hereof on the part of LESSEE
(including, but not limited to, production requirements set forth in Paragraph 3 above) will not be grounds for cancellation, penalty, termination or forfeiture hereof, during such time as failure to perform is caused or compliance is prevented by severe weather, explosion, unusual mining casualty, mill shutdowns, damage to or destruction of mill or mill plant facility, fire, flood, civil or military authority, insurrection, strikes, riots, inability after diligent effort to obtain competent workmen or material or necessary permits, fuel shortages, inadequate or shortages of transportation facilities not due to the negligence or lack of diligence by LESSEE, governmental actions or policies which substantially restrict the legality or profitability of extracting and selling any of the valuable minerals produced under the Mining Lease, acts of God, or any circumstances or conditions beyond the control of LESSEE, and in such an event, LESSEE shall be excused from, and not held liable for, such failure to perform or comply.
         15.      INUREMENT.
         This lease shall inure to the benefit of and be binding upon their respective heirs, trustees, conservators, successors and assigns of the parties.
         16.      RECORDATION.

         This agreement is not to be recorded. LESSEE may, however, prepare and submit to LESSOR for signature, a memorandum of this agreement for recordation.
         17.      ASSIGNMENT.
                  17.1     Assignment by LESSOR.
                  LESSOR agrees that it shall give notice to LESSEE of its intention to sell or otherwise assign the Lease or LEASED PROPERTY. Upon receipt of a bona fide offer to purchase the Lease or LEASED PROPERTY, the LESSOR shall forthwith give notice, to be accompanied by a true copy of such offer to purchase attached thereto, to LESSEE, and LESSEE shall have ninety (90) days in which to present to LESSOR a written counter offer, such counter offer to be for greater consideration than the offer, expressed in cash or marketable securities. Upon receipt of such counter offer, LESSOR will have thirty (30) days to sell to LESSEE or to give notice to LESSEE of receipt of a further counter offer for greater consideration than LESSEE's counter offer. In the event of a further counter offer being presented, LESSEE will have fifteen (15) days from receipt of notice to raise its offer, and the offers and counter offers shall thereafter be limited to a response time of fifteen (15) days from receipt of notice.
                  17.2     Assignment by LESSEE.
                  LESSEE may assign this Lease without the prior written consent of LESSOR provided LESSEE guarantees the obligations of the assignee; otherwise, this Lease shall not be assigned by LESSEE without the prior written consent of LESSOR which consent shall not be unreasonably withheld.
         18.      REMOVAL OF EQUIPMENT.
         At the termination of this lease, LESSEE may remove any and all equipment it placed on the property during the term of this lease, or any extension thereof, provided said removal is completed within one (1) year of the termination date.

         19.      COUNTERPARTS.
         This agreement may be signed in counterparts and shall be deemed effective when all parties have executed this agreement or any counterpart thereof.
         20.      COMPLETE AGREEMENT.
         This writing and all terms and covenants contained herein are deemed to be the complete and unequivocal written agreement of the parties, and no other agreements, either written or oral, are contemplated with respect to said property.
         21.      CALIFORNIA LAW.
         This lease shall be governed by and construed and interpreted under the internal laws of the State of California.
         22.      SEVERABILITY.
         If any term, covenant, condition or provision of this agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
         23.      TITLE HEADINGS.
         The headings of the respective paragraphs of this Agreement are inserted for convenience only and shall not be deemed to be a part of this Agreement and considered in construing this Agreement.
                                     LESSEE:

                              DESERT MINERALS, INC.

                     By ____________________________________
                        Its______________________________

                     By ____________________________________
                        Its______________________________

                                     LESSOR:

                       -----------------------------------
                                 CHARLES JACKSON

                       -----------------------------------
                                   MARIE UNRUH

                       -----------------------------------
                               JAMES HOPKINS, SR.

                       -----------------------------------
                                  TRACY HOPKINS

                       -----------------------------------
                                  RICK JACKSON



                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]
                       -----------------------------------
                                  MARA JACKSON

                       -----------------------------------
                                  PAUL JACKSON

                       -----------------------------------
                                  JARED JACKSON

DESERT MINERALS, INC./CHARLES JACKSON, et al.

                                                        MINING LEASE

                                                      Table of Contents

1.       DESCRIPTION OF PROPERTY............................................  1
         -----------------------

2.       GRANT OF LEASE.....................................................  1
         --------------

3.       TERM OF LEASE......................................................  2
         -------------

4.       ROYALTIES AND CONSIDERATION........................................  2
         ---------------------------

         4.1      Advance Minimum Royalty...................................  2
                  -----------------------
         4.2      Production Royalties......................................  2
                  --------------------
         4.3      Manner of Payment.........................................  3
                  -----------------

5.       CONDUCT OF MINING OPERATIONS.......................................  4
         ----------------------------

         5.1      General...................................................  4
                  -------
         5.2      Commingling of Ore........................................  4
                  ------------------
         5.3      Cross-Mining Rights.......................................  5
                  -------------------

6.       RECORDS AND BOOKS OF ACCOUNT.......................................  5
         ----------------------------

         6.1      Books of Account..........................................  5
                  ----------------
         6.2      Inspection................................................  6
                  ----------

7.       PROTECTING FROM LIENS AND TAXES....................................  6
         -------------------------------

8.       NOTICE.............................................................  7
         ------

9.       WASTE AND REFUSE...................................................  7
         ----------------

10.      INSURANCE..........................................................  8
         ---------

11.      COMPLIANCE WITH LAWS.................../...........................  8
         --------------------

12.      TITLE..............................................................  8
         -----

13.      DEFAULT AND TERMINATION............................................  9
         -----------------------

         13.1     Default...................................................  9
                  -------

DESERT MINERALS, INC./CHARLES JACKSON, et al.


                  13.1.1   Breach of Covenants.............................  9
                           -------------------
                  13.1.2   Assignments.....................................  9
                           -----------
                  13.1.3   Bankruptcy......................................  9
                           ----------
                  13.1.4   Receivership..................................... 10
                           ------------
                  13.1.5   Attachment....................................... 10
                           ----------

         13.2     Remedies.................................................. 10
                  --------

                  13.2.1   Termination...................................... 10
                           -----------
                  13.2.2   Eviction......................................... 10
                           --------
                  13.2.3   Damages.......................................... 11
                           -------
                  13.2.4   Remedies of LESSOR............................... 11
                           ------------------
                  13.2.5   Default by Landlord.............................. 11
                           -------------------

         13.3     Termination by LESSEE..................................... 11
                  ---------------------

         13.4     Information............................................... 11
                  -----------

14.      FORCE MAJEURE...................................................... 12
         -------------

15.      INUREMENT.......................................................... 13
         ---------

16.      RECORDATION........................................................ 13
         -----------

17.      ASSIGNMENT......................................................... 13
         ----------

         17.1     Assignment by LESSOR...................................... 13
                  --------------------
         17.2     Assignment by LESSEE...................................... 14
                  --------------------

18.      REMOVAL OF EQUIPMENT............................................... 14
         --------------------

19.      COUNTERPARTS....................................................... 14
         ------------

20.      COMPLETE AGREEMENT................................................. 14
         ------------------

21.      CALIFORNIA LAW..................................................... 14
         --------------

22.      SEVERABILITY....................................................... 14
         ------------

23.      TITLE HEADINGS.................................................. 15
         --------------